Exhibit 99.1

Jason Industries, Inc. Elects Jeffry N. Quinn Chief Executive Officer

MILWAUKEE, Dec. 14, 2015 (GLOBE NEWSWIRE) -- Jason Industries, Inc. (NASDAQ:JASN) (NASDAQ:JASNW) (“Jason” or “the Company”), today announced Mr. Jeffry N. Quinn has been elected chief executive officer, effective immediately. Mr. Quinn was named interim chief executive officer on November 9, 2015 and he continues to serve as chairman of the Board of Directors.
“Quinn has worked aggressively to understand the opportunities and challenges faced by our businesses, and has proven executive experience in creating long-term value for investors. His high-caliber leadership, significant personal investment and commitment to Jason’s success make him the ideal candidate to lead the Company,” said Mitchell Quain, lead director of Jason.
“Since assuming the role of interim CEO in November, I have immersed myself in the business, visited many of our facilities around the world and met with the leadership team. These first few weeks have once again convinced me of Jason’s potential and I am pleased to accept the opportunity to become the CEO. There are many things within our control that we can, and will do, to improve our business. Some actions we must do with a sense of urgency to reduce our cost structure, improve efficiency and unlock value for my fellow shareholders,” said Quinn. “Jason had a history of delivering exceptional value to its customers and operating strong market-leading businesses, and I am confident together we will further build upon that legacy.”
Prior to being elected Chief Executive Officer, Quinn served as interim chief executive officer and chairman of the Company’s board of directors. Quinn is the former chief executive officer and chairman of Solutia Inc., a global specialty chemicals and performance materials company, which in his 8-year tenure he led through Chapter 11 reorganization and its sale in 2012. Following the sale of Solutia, Quinn founded Quinpario Partners LLC, a privately owned investment and operating firm. Quinpario Partners LLC formed Quinpario Acquisition Corp., a special purpose acquisition company that completed its initial business combination in 2014, when it acquired Jason Industries, Inc.
About Jason Industries
Jason Industries, Inc. is the parent company to a global family of manufacturing leaders within the seating, finishing, components and automotive acoustics markets, including Assembled Products (Buffalo Grove, Ill.), DRONCO (Wunsiedel, Germany), Janesville Acoustics (Southfield, Mich.), Metalex (Libertyville, Ill.), Milsco (Milwaukee, Wis.), Osborn (Richmond, Ind. and Burgwald, Germany) and Sealeze (Richmond, Va.). All Jason companies utilize the Jason Business System, a collaborative manufacturing strategy applicable to a diverse group of companies that includes business principles and processes to ensure best-in-class results and collective strength. Headquartered in Milwaukee, Wis., Jason employs more than 4,400 individuals in 14 countries. To learn more, please visit www.jasoninc.com.
Forward Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the Company’s businesses are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements.
The forward-looking statements contained in this press release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you review and consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual results and cause them to differ materially from those anticipated in the forward-looking statements.
More information on potential factors that could affect the Company’s financial condition and operating results is included in the “Risk Factors” section and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and in the Company’s other filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Contacts
Media: Melissa Zona
636.751.4057
mzona@jasoninc.com

Investors: Chad Paris
414.277.2007
investors@jasoninc.com